Execution Version KNOWLES CAPITAL HOLDINGS, INC. KNOWLES INTERMEDIATE PD HOLDINGS LLC SECURED PROMISSORY NOTE $122,900,000 November 1, 2023 FOR VALUE RECEIVED, the undersigned Knowles Capital Holdings, Inc., a Delaware corporation (“Knowles Capital”), and Knowles Intermediate PD Holdings, LLC, a Delaware limited liability company (“Knowles PD” and, together with Knowles Capital, the “Borrowers”), jointly and severally promise to pay to James P. Kaplan, as representative (together with his permitted successors and assignees, the “Sellers’ Representative”) for the benefit of himself and the other Sellers, the principal amount of $122,900,000 on or before the Maturity Date (as defined below) in United States Dollars, as such amount may be adjusted in accordance with Section 3 below. This Secured Promissory Note (this “Note”) is issued by the Borrowers in accordance with Section 2.02(b) of the Purchase and Sale Agreement dated as of September 15, 2023 (the “Purchase Agreement”) among the Borrowers, the Guarantor, the Sellers’ Representative and certain other parties. The principal balance of this Note outstanding from time to time is referred to as the “Principal Amount”. Capitalized terms are used herein with the definitions provided in Annex A hereto. 1. Interest Rate. No interest shall accrue on the Principal Amount, except to the extent provided in Section 7(b) below. 2. Payment of Principal. (a) The Principal Amount shall be due and payable in cash on November 1, 2025 (the “Maturity Date”), unless due earlier as provided in this Note. (b) The Borrowers shall pay to the Sellers’ Representative as a scheduled mandatory prepayment $50,000,000 of the Principal Amount on November 1, 2024. (c) The Borrowers may elect to prepay the Principal Amount in minimum amounts of $10,000,000 upon at least three Business Days advance notice to the Sellers’ Representative. Any such prepayment shall be applied to amounts due under this Note in the manner directed by the Borrowers. (d) All payments received by the Sellers’ Representative under this Note or the Guarantee and Collateral Agreement shall be applied to the Obligations as follows: (i) first, to the payment of any fees, costs and expenses, including counsel costs, of the Sellers’ Representative reimbursable by the Borrowers under any Loan Document (if any); and (ii) second, to payment of the Principal Amount.

2 3. Adjustments to Principal Balance of Note. Pursuant to Section 1.04(e), Section 1.04(g) and Article 8 of the Purchase Agreement, the Principal Amount shall be automatically decreased by the CDM Excess Amount (as defined in the Purchase Agreement), the CDE Excess Amount (as defined in the Purchase Agreement) and for Losses (as defined in the Purchase Agreement) to the extent the Principal Amount is reduced by such Losses pursuant to the terms and conditions of Article 8 of the Purchase Agreement (the “Principal Adjustment”), respectively. The amount of the Principal Adjustment, and the resulting reduced Principal Amount (the “Adjusted Principal Amount”) shall be recorded by the Sellers’ Representative on Schedule A attached hereto. Notwithstanding the foregoing, the failure of the Sellers’ Representative to record the Principal Adjustment or the Adjusted Principal Amount on Schedule A shall not affect or limit the reduction of the Principal Amount owing by the Borrowers hereunder, which reduction shall be automatic pursuant to this Section 3. 4. Security; Guarantee. The obligations of the Borrowers hereunder shall be (a) secured by a pledge by (i) Knowles Intermediate of all of the Equity Interests of Knowles PD owned by it, the recourse for which shall be limited to the Equity Interests of Knowles PD and (ii) Knowles Capital of all of the Equity Interests of Kaplan Electronics owned by it and (b) guaranteed by the Guarantor, pursuant to the Guarantee and Collateral Agreement dated as of the Effective Date (as from time to time in effect, the “Guarantee and Collateral Agreement”) among the Guarantor, Knowles Intermediate, Knowles Capital and the Sellers’ Representative. 5. Representations and Warranties. As of the date of this Note, each Borrower represents and warrants as follows; provided, however, that the Borrowers make no representation or warranty as to the CDM Business or the CDE Business: (a) Organization; Powers. Such Borrower is (i)(A) duly organized and validly existing and (B) in good standing under the laws of the jurisdiction of its organization, (ii)(A) has all power and authority and (B) all material governmental approvals required for the ownership and operation of its properties and the conduct of its business as now conducted and as proposed to be conducted and (iii) qualified to do business, and in good standing, in every jurisdiction where such qualification is required, except, in each case (other than clause (i)(A)) where the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. (b) Authorization; Enforceability. The execution, delivery and performance by such Borrower of the Loan Documents are within such Borrower’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational and, if required, stockholder or other equityholder action of such Borrower. This Note and each other Loan Document have been duly executed and delivered by such Borrower and constitute a legal, valid and binding obligation of such Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law. (c) No Conflicts. The execution, delivery and performance by such Borrower of the Loan Documents do not violate the charter, by-laws or other organizational documents of such Borrower.

3 (d) Investment Company Status. Such Borrower is not required to be registered as an “investment company” as defined in the Investment Company Act of 1940. (e) Collateral Matters. The Guarantee and Collateral Agreement, upon execution and delivery thereof by the parties thereto, will create in favor of the Sellers’ Representative a valid and enforceable security interest in the Pledged Collateral, and when the Pledged Collateral constituting certificated securities (as defined in the Uniform Commercial Code) are delivered to the Sellers’ Representative, together with instruments of transfer duly endorsed in blank, the security interest created under the Guarantee and Collateral Agreement will constitute under the Uniform Commercial Code (to the extent a Lien may be perfected thereunder) a fully perfected security interest in all right, title and interest of the Grantors in such Pledged Collateral, prior and superior in right to any other Person, other than Liens arising by operation of law and having priority by law over the Liens of the Sellers’ Representative on the Pledged Collateral. (f) Federal Reserve Regulations. Such Borrower is not engaged or will engage principally or as one of its important activities in the business of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors), or extending credit for the purpose of purchasing or carrying margin stock. No part of the proceeds of the Principal Amount will be used, directly or indirectly, for any purpose that entails a violation of any of the regulations of the Board of Governors, including Regulations U and X. Not more than 25% of the value of the assets subject to any restrictions on the sale, pledge or other disposition of assets under any Loan Document will at any time be represented by margin stock. (g) Solvency. The Borrowers hereby make the representation and warranty set forth in Section 5.06 of the Purchase Agreement, which is incorporated herein, solely in the manner and to the extent required by Section 6.03(a) of the Purchase Agreement. 6. Covenants. Each Borrower covenants that, until the Termination Date, such Borrower will comply with the covenants set forth in Annex B hereto. 7. Defaults; Remedies. (a) Events of Default. The following events are herein referred to as “Events of Default”; provided, however, that any such events related to the CDM Business or CDE Business that have occurred prior to, or are in existence on, the Effective Date or that occur after the Effective Date as a continuation or result of any such event that occurred prior to, or which was in existence on, the Effective Date shall, in each case, not constitute an Event of Default (it being understood that this proviso shall not waive, amend or otherwise modify any obligations of the Sellers and Sellers’ Representative under the Purchase Agreement): (i) any Borrower shall fail to pay any Principal Amount when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; (ii) any representation or warranty made by or on behalf of any Loan Party in any Loan Document shall prove to have been incorrect in any material respect when made;

4 (iii) (A) any Borrower shall fail to observe or perform any covenant, condition or agreement contained in the Note (other than as specified in Section 7(a)(i)) or (B) any Loan Party shall fail to observe or perform any covenant contained in the Guarantee and Collateral Agreement, and in each case such failure shall continue unremedied for a period of 30 days after notice thereof from the Sellers’ Representative to the Borrowers; (iv) (A) any Loan Party shall fail to make any payment (whether of principal, interest, termination payment or other payment obligation and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable and beyond the grace period therefor; provided that any failure under this Section 7(a)(vi) is unremedied and is not waived by the holders of such Indebtedness prior to any acceleration of this Note pursuant to this Section 7, or (B) the Knowles Administrative Agent terminates the Knowles Commitments or declares the Knowles Loans then outstanding to be due and payable in whole or in part, in each case following an “Event of Default” under and as defined in the Knowles Credit Agreement; (v) any event or condition occurs that results in any Material Indebtedness becoming due or required to be prepaid, repurchased, redeemed or defeased prior to its scheduled maturity (or, in the case of a Hedging Agreement (other than a Permitted Convertible Notes Hedging Agreement or Permitted Equity Derivative Transactions), the involuntary termination thereof as the result of a default by any Loan Party), or that enables or permits the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf (or, in the case of any Hedging Agreement (other than any Permitted Convertible Notes Hedging Agreement or Permitted Equity Derivative Transactions), the applicable counterparty), to cause such Material Indebtedness to become due, or require the prepayment, repurchase, redemption or defeasance thereof (or, in the case of a Hedging Agreement (other than a Permitted Convertible Notes Hedging Agreement or Permitted Equity Derivative Transactions), the involuntary termination thereof as the result of a default by any Loan Party) prior to its scheduled maturity, in each of the foregoing cases, beyond the grace period therefor; provided that this Section 7(a)(v) shall not apply to (A) any secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the assets securing such Indebtedness, (B) any Indebtedness that becomes due as a result of a voluntary refinancing thereof (in the case of any Loan Party that is part of the Kaplan Restricted Group, that is permitted under Section 1.05 of Annex B hereto) or as a result of any voluntary prepayment, repurchase, redemption or defeasance thereof by any Loan Party in the absence of any default (or a similar event, however denominated) thereunder or (C) any requirement to deliver cash upon conversion of the Permitted Convertible Notes; provided, further, that any such failure under this Section 7(a)(v) is unremedied and is not waived by the holders of such Indebtedness prior to any acceleration of this Note pursuant to Section 7(b); (vi) (A) any material provision of this Note, at any time after its execution and delivery and for any reason, ceases to be in full force and effect other than (x) as expressly permitted hereunder or (y) the occurrence of the Termination Date or (B) any Loan Party contests in writing the validity or enforceability of any provision of this Note; (vii) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (A) liquidation, reorganization or other relief in respect of any Loan Party or its debts, or of a substantial part of its assets, under any Federal, state or foreign

5 bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (B) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; (viii) any Loan Party shall (A) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (B) consent to the institution of any proceeding or petition described in Section 7(a)(vii), (C) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or for a substantial part of its assets, (D) file an answer admitting the material allegations of a petition filed against it in any such proceeding or (E) make a general assignment for the benefit of creditors; (ix) any Loan Party shall admit in writing its inability or fail generally to pay its debts as they become due; (x) one or more final judgments for the payment of money in an aggregate amount in excess of $35,000,000 (other than any such judgment covered by insurance to the extent the insurer has been notified and liability therefor has not been denied by the insurer) shall be rendered against any Loan Party or any combination thereof and the same shall remain undischarged, unpaid, unvacated, unbonded or unstayed pending appeal for a period of 60 consecutive days during which execution shall not be effectively stayed, or, during such 60 day period, a judgment creditor shall legally take any action to sell material assets of the Guarantor to collect any such judgment during such 60 day period; (xi) one or more ERISA Events shall have occurred that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; (xii) any Lien purported to be created under the Guarantee and Collateral Agreement shall cease to be, or shall be asserted in writing by any Loan Party not to be, a valid and perfected Lien on any Pledged Collateral, with the priority required by the Guarantee and Collateral Agreement, except as a result of (A) a sale or transfer of the applicable Pledged Collateral in a transaction permitted under the Loan Documents, (B) the release thereof as provided in the Loan Documents or (C) the Sellers’ Representative’s failure to maintain possession of any stock certificate, or other similar instrument, delivered to it under the Guarantee and Collateral Agreement or the Sellers’ Representative’s failure to file Uniform Commercial Code financing statements; or (xiii) the Guarantee of the Guarantor purported to be created under the Guarantee and Collateral Agreement shall cease to be, or shall be asserted in writing by any Loan Party not to be, in full force and effect; or (xiv) a Change in Control shall occur. (b) Remedies. If any one or more Events of Default shall occur and be continuing, then in each and every such case:

6 (i) Acceleration of Maturity. Upon notice by the Sellers’ Representative to the Borrowers, the Obligations shall become immediately due and payable. (ii) Exercise of Rights. The Sellers’ Representative may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding under the Loan Documents. (iii) Bankruptcy Default. Upon the occurrence of an Event of Default under Section 7(a)(vii) or Section 7(a)(viii), the unpaid balance of the Obligations shall automatically become immediately due and payable. (iv) Default Interest; Enforcement Costs. Upon the occurrence and during the continuance of an Event of Default under Section 7.1(a)(i), (a) all overdue principal of the Note shall accrue interest, payable on demand, at 2% per annum plus the SOFR-based rate otherwise applicable on such date under the Knowles Credit Agreement and (b) the Borrowers shall pay on demand all reasonable out-of-pocket costs and expenses, including all court costs and reasonable attorneys’ fees and expenses (limited to (A) one firm of counsel for the Sellers’ Representative, the Sellers and their Affiliates, taken as a whole, and (B) if reasonably necessary, one firm of local counsel in any relevant jurisdiction (which may include a single firm of special counsel acting in multiple jurisdictions) to all such Persons, taken as a whole), incurred solely in connection in enforcing its rights under the Loan Documents (and, for the avoidance of doubt, excluding the Purchase Agreement and the other transactions and documents contemplated thereunder). (v) Right to Realize Upon Collateral. The Sellers’ Representative shall have all the rights and remedies of a secured creditor under the Uniform Commercial Code and other applicable law. (vi) Setoff. The Sellers’ Representative may offset and apply toward the payment of the Obligations or part thereof (and/or toward the curing of any Event of Default) any obligation owing from the Sellers’ Representative to any Loan Party, regardless of the adequacy of any security for the Obligations, and the Sellers’ Representative shall have no duty to determine the adequacy of any such security in connection with any such offset. Other than with respect to the adjustments to the Principal Amount pursuant to Section 3 hereof, the Borrowers hereby waive to the extent not prohibited by applicable law any rights to offset or reduce the Principal Amount against any of the obligations of Sellers’ Representative to any Loan Party now or hereafter existing under the Purchase Agreement or any other agreement among any Loan Parties and the Sellers’ Representative. (vii) Cumulative Remedies. To the extent not prohibited by applicable law which cannot be waived, all of the Sellers’ Representative’s rights hereunder shall be cumulative. 8. Joint and Several Obligations. Each Borrower shall be jointly and severally liable for all the Obligations, and confirms that it will obtain a substantial benefit by the incurrence of

7 Obligations by the other Borrower. Each Borrower shall keep itself apprised of the financial condition of the other Borrower. Each Borrower waives (a) any suretyship defenses available to it under the Bankruptcy Code or any other applicable law, and (b) any right to require the Sellers’ Representative to: (i) proceed against any other Borrower or any other Person; (ii) proceed against or exhaust any security; or (iii) pursue any other remedy. The Sellers’ Representative may exercise or not exercise any right or remedy it has against any Borrower or any security it holds (including the right of the Sellers’ Representative or an engaged third party to foreclose by judicial or non- judicial sale in compliance with relevant laws and regulations) without affecting any Borrower's liability. Notwithstanding any other provision of this Note or other Loan Document, until the Termination Date, each Borrower irrevocably waives all rights that it may have at law or in equity (including any law subrogating any Borrower to the rights of the Sellers’ Representative under this Note) to seek contribution, indemnification or any other form of reimbursement from any other Borrower or Seller Note Party, for any payment made by such Borrower with respect to the Obligations and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by such Borrower with respect to the Obligations. Until the Termination Date, if any payment is made to a Borrower in contravention of this Section 8, such Borrower shall hold such payment in trust for the Sellers’ Representative and such payment shall be promptly delivered to the Sellers’ Representative for application to the Obligations, whether matured or unmatured. 9. General. (a) No course of dealing by the Sellers’ Representative nor any delay on the part of the Sellers’ Representative in the exercise of any right or remedy shall operate as a waiver hereunder. No single or partial exercise by the Sellers’ Representative of any right or remedy shall preclude the exercise of any other right or remedy. No covenant, obligation or other provision of any Loan Document may be waived by the Sellers’ Representative, and no consent contemplated hereby may be given by the Sellers’ Representative, other than in a writing signed by the Sellers’ Representative explicitly waiving such covenant, obligation or provision or giving such consent. Each Borrower hereby waives to the extent not prohibited by applicable law, (i) presentment, demand, protest and notice of every kind in connection with the enforcement and collection of this Note, (ii) any requirement of diligence or promptness on the part of the Sellers’ Representative in the enforcement of its rights under the Loan Documents and (iii) any and all notices of every kind and description which may be required to be given by any statute or rule of law. (b) Upon receipt of evidence reasonably satisfactory to the Borrowers of the loss, theft, destruction or mutilation of this Note and receipt of an indemnity from Sellers’ Representative in form and substance reasonably acceptable to the Borrowers, the Borrowers will issue a new Note, with the same maturity and amount, in lieu of such lost, stolen, destroyed or mutilated Note. (c) This Note shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrowers may not assign or otherwise transfer any of their rights or obligations hereunder. This Note is not assignable by the Sellers’ Representative without the prior written consent of the Borrowers (such consent not to be unreasonably withheld), which consent shall not be required (i) upon the occurrence and during the continuance of an Event of Default or (ii) with respect to a successor (which successor shall be a Seller) to James P. Kaplan as Seller’s Representative; provided, that in connection with

8 any permitted assignment, (x) this Note shall remain subject to the set-off rights contained in Section 3 and (y) the assignee shall specifically acknowledge, in writing in a form acceptable to the Borrower, the set-off rights pursuant to Section 3 above. (d) All notices, demands and other communications to be given or delivered under or by reason of the provisions of any Loan Document shall be in writing (including by electronic mail) and shall be deemed to have been given (i) if personally delivered, on the date of delivery, (ii) if delivered by express courier service of national standing for next Business Day delivery (with charges prepaid), on the Business Day following the date of delivery to such courier service, (iii) if deposited in the United States mail, first-class postage prepaid, on the date of delivery, or (iv) if delivered by electronic mail, on (x) the date of such transmission, if such transmission is completed on a Business Day at or prior to 5:00 p.m., local time of the recipient party, on the date of such transmission and (y) the next Business Day following the date of transmission, if such transmission is completed after 5:00 p.m., local time of the recipient party, on the date of such transmission or otherwise on a day other than a Business Day. Notices, demands and communications to Sellers or Buyers shall, unless another address is specified in writing pursuant to the provisions hereof, be sent to the address indicated below: If to the Borrowers or any Loan Party: c/o Knowles Corporation 1151 Maplewood Drive Itasca, IL 60143 Attn: Nilson Rodrigues Email: notices@knowles.com with a copy to generalcounsel@knowles.com With a copy to (which shall not constitute notice): Sidley Austin LLP 2021 McKinney Avenue Suite 2000 Attn: Angela Fontana Email: angela.fontana@sidley.com If to the Sellers’ Representative: James P. Kaplan 133 Farmgate Road Pickens, SC 29671 Attn: James P. Kaplan Email: jkaplan@cde.com with a copy to (which shall not constitute notice): Foley Hoag LLP 155 Seaport Boulevard

9 Boston, MA 02210 Attn: William R. Kolb; Jonathan Ettinger Email: wkolb@foleyhoag.com; jettinger@foleyhoag.com (e) Any signature upon this Note or any other Loan Document which is transmitted as a facsimile or as a scan or .pdf shall be deemed a valid and binding signature of such signatory with the same effect as if a manually signed original signature. The words “executed,” “signature” and similar words in this Note or any other Loan Document shall be deemed to include electronic signatures, which shall be of the same legal effect, validity or enforceability as a manually executed signature to the extent and as provided in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Delaware Uniform Electronic Transactions Act, or any other similar state laws based on the Uniform Electronic Transactions Act. (f) If for any reason one or more of the provisions of this Note or their application to any Person or circumstance shall be held to be invalid, illegal or unenforceable in any respect, such provisions shall nevertheless remain valid, legal and enforceable to such extent as may be permissible, and any such invalidity, illegality or unenforceability shall not affect any other provisions of this Note. (g) This Note is made and shall be governed by and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice or conflict of law provision that would result in the application of the laws of any jurisdiction other than the State of Delaware. Any action in connection with this Note or the other Loan Documents shall be brought exclusively in the state and federal courts in Delaware; the Sellers’ Representative and each Borrower hereby submit to the jurisdiction thereof and waive any objection to such venue. Each of the Sellers’ Representative and each Borrower agree to waive trial by jury in any action in connection with this Note or the other Loan Documents. [SIGNATURE PAGE FOLLOWS]

[Signature Pages to Secured Promissory Note] IN WITNESS WHEREOF, this Secured Promissory Note has been duly executed and delivered under seal as of the date first written above. BORROWERS KNOWLES CAPITAL HOLDINGS, INC. By: _/s/ John S. Anderson ___ Name: John S. Anderson Title: President KNOWLES INTERMEDIATE PD HOLDINGS, LLC By: _/s/ John S. Anderson ___ Name: John S. Anderson Title: President

[Signature Pages to Secured Promissory Note] SELLERS’ REPRESENTATIVE JAMES P. KAPLAN _/s/ James P. Kaplan___ ________

Schedule A Adjusted Principal Amount Initial Principal Amount Principal Adjustment Any Prior Prepayment of Principal Adjusted Principal Amount $122,900,000 CDM Excess Amount $[●] CDE Excess Amount $[●] Indemnifiable Losses $[●] Total Adjustment Amount $[●] $[●] $[●]